Exhibit 10.26

                                MONTEREY BAY BANK
                      FORM OF SALARY CONTINUATION AGREEMENT


         THIS AGREEMENT is adopted this first day of January, 2003, by and among Monterey Bay Bancorp, Inc. (the "Parent Company"), a corporation organized under the laws of the State of Delaware, located in Watsonville, California; Monterey Bay Bank (the "Company"), a federally chartered savings and loan association organized under the laws of the United States of America, located in Watsonville, California; and * (the "Executive").


                                  INTRODUCTION

         The Company is willing to provide salary continuation benefits to the Executive and the Parent Company is willing to guarantee the performance of the Company in providing such salary continuation benefits to the Executive in recognition of Executive's importance to the success of the Company. The salary continuation benefits described herein are not intended to be provided in accordance with any tax qualified plan, and are thus commonly referred to as "non-qualified benefits".

         This Agreement provides for Executive to be 100% vested in his right to receive salary continuation benefits as of the proper execution of this Agreement. Executive's right to receive salary continuation benefits is forfeitable only in the event of specific limited circumstances as defined and described herein.

         The Company will pay the salary continuation benefits from its general assets. Nothing in this Agreement is intended to provide Executive with any lien, claim, or encumbrance upon any specific Company assets, revenues, or cash flows. In regards to benefits receivable under this Agreement, Executive is intended to be a general creditor of the Company.


                                    AGREEMENT

         The Parent Company and the Company (collectively the "Companies") and the Executive agree as follows:

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Monterey Bay Bank Salary Continuation Agreement



                                    Article 1
                                   Definitions

         Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

         1.1 "Change of Control" means an event of a nature that: (i) would be required to be reported by the Parent Company or the Company in response to Item I of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a change in control of the Parent Company or the Company within the meaning of the Home Owners' Loan Act of 1933 and / or the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Company Board of Directors shall substitute its judgment for that of the OTS); or (iii) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Parent Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of voting securities of the Parent Company or the Company representing 25% or more of the Parent Company's or the Company's outstanding voting securities or the right to acquire such securities except for any securities purchased by any tax qualified employee benefit plan of the Parent Company or the Company; or (iv) individuals who constitute the Parent Company's Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Parent Company Board, or whose nomination for election by the stockholders was approved by the same Nominating Committee serving under an Incumbent Parent Company Board, shall be, for purposes of this clause (iv), considered as though he were a member of the Incumbent Parent Company Board; or
(v) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Parent Company or the Company or similar transaction occurs in which the Parent Company or the Company is not the resulting entity, provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required regulatory and stockholder approvals not including the lapse of any statutory waiting periods.

         1.2 "Code" means the Internal Revenue Code of 1986, as amended.

         1.3 "Disability" means if the Executive is covered by a Company-sponsored or paid disability policy, permanent total disability as defined in such policy. If the Executive is not covered by such a policy, Disability means the Executive's suffering a sickness, accident, or injury that, in the judgment of a physician who is satisfactory to both the Executive and the Company, prevents the Executive from performing substantially all of the Executive's normal duties for the Company.

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Monterey Bay Bank Salary Continuation Agreement



         1.4 "Early Termination" means the Termination of Employment before Normal Retirement Age for reasons other than death, Disability, Termination for Cause, or following a Change of Control.

         1.5 "Early Termination Date" means the month, day, and year in which Early Termination occurs.

         1.6 "Effective Date" means January 1, 2003.

         1.7 "Normal Retirement Age" means the Executive attaining 65 years of age.

         1.8 "Normal Retirement Date" means the later of Normal Retirement Age or Termination of Employment.

         1.9 "Plan Year" means a twelve-month period commencing on January 1 and ending on December 31 of each calendar year.

         1.10 "Termination for Cause" See Article 5.

         1.11 "Termination of Employment" means that the Executive ceases to be employed by the Company as * for any reason, other than by reason of a leave of absence approved by the Company.


                                    Article 2
                                Lifetime Benefits

         2.1 Normal Retirement Benefit. Upon Termination of Employment on or after Normal Retirement Age for reasons other than death, the Company shall pay to the Executive the annual benefit described in this Section 2.1, in lieu of any benefit under any other Section of Article 2 of this Agreement.

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Monterey Bay Bank Salary Continuation Agreement


         2.1.1 Amount of Benefit. The annual benefit under this Section 2.1 is **. The annual benefit under this Section 2.1 may not be decreased without the consent of Executive.

         2.1.2 Payment of Benefit. The Company shall pay the annual benefit to the Executive in twelve (12) equal monthly installments on the first of each month commencing with the month following the Executive's Normal Retirement Date, and continuing through the month in which the Executive dies, at which time such monthly payments shall cease.

         2.1.3 Benefit Increases. Commencing on the first anniversary of the first benefit payment, and continuing on each subsequent anniversary, the Company's Board of Directors, at its sole discretion, may increase the benefit.

         2.2 Early Termination Benefit. Upon Early Termination, the Company shall pay to the Executive the annual benefit described in this Section 2.2, in lieu of any benefit under any other Section of Article 2 of this Agreement.

         2.2.1 Amount of Benefit. The annual benefit under this Section 2.2 is **. The annual benefit under this Section 2.2 may not be decreased without the consent of Executive.

         2.2.2 Payment of Benefit. The Company shall pay the annual benefit to the Executive in twelve (12) equal monthly installments on the first of each month commencing with the month following Normal Retirement Age, and continuing through the month in which the Executive dies, at which time such monthly payments shall cease.

         2.2.3 Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.
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Monterey Bay Bank Salary Continuation Agreement


         2.3 Disability Benefit. If the Executive terminates employment due to Disability prior to Normal Retirement Age and following the Company's purchase of an initial disability policy prior to March 31, 2003 covering Executive with a lump sum benefit of at least $1,000,000, the Company shall pay to the Executive the benefit described in this Section 2.3, in lieu of any benefit under any other Section of Article 2 of this Agreement. The Company shall not be obligated at any time to maintain a disability policy covering Executive. However, the absence of such a disability policy shall not relieve the Company of its financial obligation to Executive under this Section of this Agreement once the initial disability policy covering Executive is purchased by the Company prior to March 31, 2003.

         2.3.1 Amount of Benefit. The benefit under this Section 2.3 is ***.

         2.3.2 Payment of Benefit. The Company shall pay the benefit to the Executive in a lump sum within sixty (60) days following twelve (12) consecutive months of Disability, with such twelve consecutive month period commencing on the date of Termination of Employment due to Disability.

         2.4 Change of Control Benefit. Upon a Change of Control, followed within twenty-four (24) months by the Executive's Termination of Employment prior to Normal Retirement Age for reasons other than death or Disability, the Company shall pay to the Executive the annual benefit described in this Section 2.4, in lieu of any benefit under any other Section of Article 2 of this Agreement. The parties to this Agreement acknowledge that the "Change of Control Benefit" is identical to the "Normal Retirement Benefit" provided under Section
2.1 and the "Early Termination Benefit" provided under Section 2.2, and thus the obligations of the Companies and the benefit to the Executive are not impacted by a Change of Control.

         2.4.1 Amount of Benefit. The annual benefit under this Section 2.4 is **. The annual benefit under this Section 2.4 may not be decreased without the consent of Executive.

         2.4.2 Payment of Benefit. The Company shall pay the annual benefit to the Executive in twelve (12) equal monthly installments on the first of each month commencing with the month following the Normal Retirement Age, and continuing through the month in which the Executive dies, at which time such monthly payments shall cease.

         2.4.3 Benefit Increases. Benefit payments may be increased as provided in Section 2.1.3.

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Monterey Bay Bank Salary Continuation Agreement

         2.4.4 Excess Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, if, in the opinion of independent tax accountants or counsel selected, retained, and paid for by the Companies and reasonably acceptable to the Executive ("Tax Counsel"), any of the compensation or benefits payable, or to be provided, to Executive by the Companies under this Agreement would be treated as an excess parachute payment ("Excess Payment") as defined in
Section 280G(b)(1) of the Code (whether alone or in conjunction with payments or benefits by the Companies outside of this Agreement), the Companies shall direct Tax Counsel to determine and compare (i) Executive's net income after Executive's payment of all federal, state, and local taxes assuming that all of the compensation and benefits payable by the Companies under this Agreement and all such other arrangements are paid to Executive and Executive pays the "Excise Tax" (as imposed under Code Section 4999); and (ii) Executive's net income after payment of all federal, state and local taxes assuming that the total amount of compensation and benefits payable by the Companies under this Agreement and all such other arrangements is reduced such that no Excess Payment results and the Excise Tax is not triggered. If the amount calculated under (ii) above is less than the amount calculated under (i) above, then the full amount due from the Companies under all such arrangements shall be payable to Executive. If the amount calculated under (ii) above is not less than the amount calculated under
(i) above, then the total amount of compensation and benefits payable under all such arrangements shall be reduced, as provided below, such that Executive shall receive no Excess Payment and shall have no personal liability for Excise Tax. In the event that the amount of any payments, including any benefits, which would be payable to or for the benefit of Executive under this Agreement must be modified or reduced to comply with this Section 2.4.4, Executive shall direct which payments are to be modified or reduced. This Section 2.4.4 shall be interpreted so as to maximize the net after-tax dollar value to Executive. In determining whether any Excess Payment exists and the most advantageous outcome for Executive, the parties shall take into account all provisions of Code
Section 280G, and the Regulations thereunder, including making appropriate adjustments to such calculations for amounts established to be "Reasonable Compensation" as provided in Section 280G(b)(4) of the Code. The Companies and Executive shall cooperate fully with Tax Counsel and provide Tax Counsel with all compensation and benefit amounts, personal tax information, and other information necessary or helpful in calculation of such net after-tax amounts. In the event of any Internal Revenue Service examination, audit, or other inquiry, the Companies and Executive agree to take action to provide, and to cooperate in providing, evidence to the Internal Revenue Service (and, if applicable, the state revenue department) to achieve this goal.


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Monterey Bay Bank Salary Continuation Agreement



         2.4.5 Correction of Excess Parachute Payment Adjustment. If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding, or pursuant to an opinion of Tax Counsel, that notwithstanding the good faith of the Companies and Executive in applying the terms of Section 2.4.4, either (i) the amounts paid to Executive unintentionally constituted Excess Payment and triggered the Excise Tax, even though the payments to Executive were reduced in an effort to avoid such result; or (ii) the amounts paid to Executive were reduced by more than was necessary to avoid triggering the Excise Tax, then the parties shall make the applicable correction that will achieve the goal described in Section 2.4.4. In the event the error referred to in clause (i) hereof occurs, Executive is hereby required to repay to the Companies, within 15 days after the error is discovered, the amount necessary to avoid the Excise Tax; provided, however, that if Executive, based on advice from Tax Counsel and Executive's own tax advisor, determines that the return of such amounts will not serve to eliminate the Excess Payment and the Excise Tax, the Companies then shall be obligated to pay to Executive, within 15 days after Executive notifies the Companies of Executive's determination, the total amount by which the original amount of Executive's compensation and benefits were reduced pursuant to the terms of Section 2.4.4. In the event the error referred to in clause (ii) hereof occurs, the Companies are hereby required to repay to Executive, within 30 days after the error is discovered, the maximum amount of the compensation and benefits that were reduced pursuant to the terms of Section 2.4.4 that Executive may receive without triggering the Excise Tax.


                                    Article 3
                                 Death Benefits

         3.1 Death During Active Service. Upon the Executive's death while in the active service of the Company, the Company shall pay to the Executive's beneficiary the benefit described in the Split Dollar Agreement between the Company and the Executive of even date herewith (the "Split Dollar Agreement"), subject to Article 5 and Article 7 hereof, and no benefits shall be payable under Article 2 of this Agreement.

         3.2 Death During Payment of a Lifetime Benefit. If the Executive dies after receiving any Lifetime Benefit payments pursuant to Article 2 Sections 2.1, 2.2, or 2.4 of this Agreement, the payments under Article 2 shall cease, and the Executive's beneficiary shall receive the benefit described in the Split Dollar Agreement, subject to Article 5 and Article 7 hereof.

         3.3 Death After Termination of Employment But Before Payment of a Lifetime Benefit Commences. If the Executive has a Termination of Employment that would entitle him to a Lifetime Benefit under Article 2 of this Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay to the Executive's beneficiary the benefit described in the Split Dollar Agreement, subject to Article 5 and Article 7 hereof, and no benefits shall be payable under Article 2 of this Agreement.

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Monterey Bay Bank Salary Continuation Agreement



                                    Article 4
                                  Beneficiaries

         4.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing a written designation with the Company. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will be effective only if signed by the Executive and received by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names his spouse as beneficiary and the marriage is subsequently dissolved, or if the Executive names someone other than his spouse as beneficiary and he subsequently marries. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's estate.

         4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative, or person having the care or custody of such minor, incompetent person, or incapable person. The Company may require proof of incompetence, minority, or guardianship, as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

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Monterey Bay Bank Salary Continuation Agreement



                                    Article 5
                               General Limitations

         5.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Company terminates the Executive's employment for any one or more of the following reasons ("Termination for Cause"):

            (a) Gross negligence or gross neglect of duties to the Company in connection with the Executive's employment that has a material adverse effect on the Company; or

            (b)   Conviction of a criminal felony; or

            (c) Any breach of fiduciary duty to the Company involving personal profit; or

            (d) Fraud, disloyalty, dishonesty, or willful violation of any law or significant Company policy committed in connection with the Executive's employment that has a material adverse effect on the Company.

         5.2 Suicide or Misstatement. The Company shall not pay any death benefit under Article 3 of this Agreement if the Executive commits suicide after the date of this Agreement, if such suicide prevents the Company from collecting the full amount of proceeds from any and all life insurance policies issued in connection with the Split Dollar Agreement of even date herewith. In addition, the Company shall not pay any death benefit under Article 3 of this Agreement if the Executive has made any material misstatement of fact on any application for a life insurance policy issued in connection with the Split Dollar Agreement that prevents the Company from collecting the full amount of proceeds from such policy.

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Monterey Bay Bank Salary Continuation Agreement


         5.3 Regulatory Restrictions. The following provisions shall apply to the benefits to be provided to Executive under this Agreement, provided that, as set forth in subsections (b), (c), and (d) below, Executive's vested benefits under this Agreement shall not be affected by the provisions of such subsections.

     (a) If Executive is suspended from office and / or temporarily prohibited from participating in the conduct of the Company's affairs by a notice served under Section 8(e)(3) or 8(g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1818(e)(3) or (g)(1); the Companies' obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion (i) pay Executive all or part of any payments under this Agreement that were withheld while their contract obligations were suspended and (ii) reinstate (in whole or in part) any of the obligations which were suspended.

     (b) If  Executive  is  removed  and  /  or  permanently   prohibited   from
         participating in the conduct of the Company's affairs by an order issued under Section 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1818(e)(4) or (g)(1), all obligations of the Companies under this contract shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (c) If the Company is in default as defined in Section 3(x)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1813(x)(1) all obligations of the Companies under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

     (d) All obligations of the Company under this Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the institution,
         (i) by the Director of the OTS (or his designee) or the FDIC, at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Company under the authority contained in Section 13(c) of the Federal Deposit Insurance Act, 12 U.S.C.ss.1823(c); or (ii) by the Director of the OTS (or his designee) at the time the Director (or his designee) approves a supervisory merger to resolve problems related to the operations of the Company or when the Company is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

     (e) Any payments made to Executive pursuant to this Agreement are subject to and conditioned upon compliance with 12 U.S.C. ss.1828(k), 12 C.F.R. ss.545.121, FDIC regulation 12 CFR Part 359, Golden Parachute and Indemnification Payments, and any rules and regulations promulgated thereunder.

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Monterey Bay Bank Salary Continuation Agreement



                                    Article 6
                           Claims and Review Procedure

         6.1 Claims Procedure. An Executive or beneficiary ("Claimant") who has not received benefits under this Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

         6.1.1  Initiation--Written  Claim.   The Claimant  initiates a claim by
submitting to the Company a written claim for the benefits.

         6.1.2 Timing of Company Response. The Company shall respond to such Claimant within a 90-day period after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the Claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

         6.1.3 Notice of Decision. If the Company denies all or any part of the claim, the Company shall notify the Claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

            (a)   The specific reasons for the denial;

            (b) A reference to the specific provisions of this Agreement on which the denial is based;

            (c) A description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed;

            (d) An explanation of this Agreement's review procedures and the time limits applicable to such procedures; and

            (e) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

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Monterey Bay Bank Salary Continuation Agreement



         6.2 Review Procedure. If the Company denies all or any part of the claim, the Claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

         6.2.1 InitiationWritten Request. To initiate the review, the Claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

         6.2.2 Additional Submissions--Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records, and other information relating to the claim. The Company shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits.

         6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

         6.2.4 Timing of Company Response. The Company shall respond in writing to such Claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the Claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

         6.2.5 Notice of Decision. The Company shall notify the Claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

            (a)   The specific reasons for the denial;

            (b) A reference to the specific provisions of this Agreement on which the denial is based;

            (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant's claim for benefits; and

            (d) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

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Monterey Bay Bank Salary Continuation Agreement


                                    Article 7
                           Amendments and Termination

         This Agreement may be amended or terminated only by a written agreement signed by the Company, the Parent Company, and the Executive; however, this Agreement will automatically terminate if no further benefit is payable to the Executive or any Beneficiary due to the Executive's Termination for Cause, suicide, or material misstatement as set forth in Article 5.


                                    Article 8
                                  Miscellaneous

         8.1 Binding Effect. Subject to the provisions of Sections 8.3 and 8.4,, this Agreement shall bind the Executive and the Companies, and their beneficiaries, survivors, executors, successors, assigns, administrators, and transferees.

         8.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         8.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached, or encumbered in any manner.

         8.4 Reorganization. In the event that the Parent Company or the Company shall merge or consolidate into or with another entity, or reorganize, or sell substantially all of its assets to another entity, then the Parent Company and the Company shall obtain the agreement of such succeeding or continuing entity to assume, honor, and discharge the obligations of the Companies under this Agreement. Upon the occurrence of such event, the terms "Company", "Parent Company", and "Companies" as used in this Agreement shall be deemed to refer to the successor or survivor entity or entities.

         8.5 Tax Withholding. The Company shall withhold and pay to the applicable tax authorities (and the benefits payable shall be reduced by) any taxes that are required to be withheld from the benefits provided under this Agreement.

                                                             Page 13 of 36 Pages

Monterey Bay Bank Salary Continuation Agreement



         8.6 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of California, except to the extent preempted by the laws of the United States of America.

         8.7 Unfunded Arrangement. The Executive and any beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Company to which the Executive and beneficiary have no preferred or secured claim.

         8.8 Parent Company Guarantee. The Parent Company unconditionally guarantees the performance of the Company in regards to its obligations under this Agreement. If amounts or benefits due from the Company to the Executive or his beneficiary are not timely paid or provided by the Company, such amounts and benefits shall be paid or provided by the Parent Company.

         8.9 Entire Agreement. This Agreement constitutes the entire agreement between the Companies and the Executive as to the subject matter hereof. However, this Agreement is in addition to, and shall not supercede or nullify any of, Executive's Employment Agreement with the Parent Company and the Company dated May 1, 2002, the Split Dollar Agreement of even date herewith, and the Executive Bonus Agreement of even date herewith. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

         8.10 Administration. The Company shall have full power, authority, and discretion to administer this Agreement, including, but not limited to, the full power, authority, and discretion to:

            (a)   Interpret the provisions of the Agreement;

            (b)   Hear and decide any and all claims made under this Agreement;

            (c) Establish and revise the method of accounting for this Agreement;

            (d)   Maintain a record of benefit payments; and

            (e) Establish rules and prescribe any forms necessary or desirable to administer this Agreement.

                                                             Page 14 of 36 Pages

Monterey Bay Bank Salary Continuation Agreement



              8.11 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operational responsibilities including the employment of advisors and the delegation of ministerial duties to qualified individuals.



         IN WITNESS WHEREOF, the Executive, the Parent Company, and the Company have signed this Agreement.



EXECUTIVE                                     MONTEREY BAY BANK




--------------------------------------        ----------------------------------
*                                             McKenzie Moss
                                              Chairman of the Board of Directors



WITNESS                                       MONTEREY BAY BANCORP, INC.




--------------------------------------        ----------------------------------
Mary Anne Carson                              McKenzie Moss
                                              Chairman of the Board of Directors


                                                             Page 15 of 36 Pages

Monterey Bay Bank Salary Continuation Agreement



                         FORM OF BENEFICIARY DESIGNATION



I designate the following as beneficiary of any death benefits under this Salary Continuation Agreement:

Primary:  ______________________________________________________________________

________________________________________________________________________________

Contingent:  ___________________________________________________________________

________________________________________________________________________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

I understand that I may change these beneficiary designations at any time prior to my death by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if:

A. the beneficiary predeceases me, or,
B. I have named my spouse as beneficiary and our marriage is subsequently dissolved; or,
C. I name someone other than my spouse as beneficiary and I subsequently remarry.


Signature ____________________________________


Date      ____________________________________


Acknowledged by the Company this ______ day of _________________, 2003.


By                 ____________________________________

Name:              ____________________________________

Title              ____________________________________


                                                             Page 16 of 36 Pages

                                MONTEREY BAY BANK
                         FORM OF SPLIT DOLLAR AGREEMENT


         THIS AGREEMENT is adopted this first day of January, 2003, by and among Monterey Bay Bancorp, Inc. (the "Parent Company"), a corporation organized under the laws of the State of Delaware, located in Watsonville, California; Monterey Bay Bank (the "Company"), a federally chartered savings and loan association organized under the laws of the United States of America, located in Watsonville, California; and * (the "Executive"). This Agreement shall append the Split Dollar Endorsement entered into on even date herewith or as subsequently amended, by and among the aforementioned parties.


                                  INTRODUCTION

         The Company is willing to divide the death benefit proceeds of a Company owned life insurance policy on the Executive's life with the Executive and the Parent Company is willing to guarantee the performance of the Company in dividing such death benefit proceeds with the Executive in recognition of Executive's importance to the success of the Company. The Company will pay life insurance premiums for the Company owned life insurance policy on the Executive's life from its general assets.

         This Agreement provides for Executive to be 100% vested in his right to receive a portion of the death benefit proceeds as enumerated herein as of the proper execution of this Agreement. Executive's right to these death benefit proceeds is forfeitable only in the event of specific limited circumstances as defined and described herein.


                                    AGREEMENT

         The Parent Company and the Company (collectively the "Companies") and the Executive agree as follows:


                                    Article 1
                               General Definitions

         The following terms shall have the meanings specified:

         1.1 "Insured" means the Executive.


                                                             Page 17 of 36 Pages

Monterey Bay Bank Split Dollar Agreement


         1.2 "Insurer" means each life insurance carrier in which there is a Split Dollar Policy Endorsement attached to this Agreement.

         1.3 "Policy" means the specific life insurance policy or policies issued by the Insurer.

         1.4  "Termination   for  Cause"  means  the  Company   terminating  the
Executive's employment for any one or more of the following reasons:

            (a) Gross negligence or gross neglect of duties to the Company in connection with the Executive's employment that has a material adverse effect on the Company; or

            (b)   Conviction of a criminal felony; or

            (c) Any breach of fiduciary duty to the Company involving personal profit; or

            (d) Fraud, disloyalty, dishonesty, or willful violation of any law or significant Company policy committed in connection with the Executive's employment that has a material adverse effect on the Company.

         1.5 "Termination of Employment" means that the Executive ceases to be employed by the Company as * for any reason, other than by reason of a leave of absence approved by the Company.


                                    Article 2
                   Policy Ownership / Interests / Restrictions

         2.1 Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. The Company shall be the beneficiary of the remaining death benefit proceeds of the Policy after the Interest of the Executive or the Executive's transferee has been paid according to Section 2.2 below.

         2.2 Executive's Interest. The Executive shall have the right to designate the beneficiary of death benefit proceeds of the Policy in the amount of ***. The Executive shall also have the right to elect and change settlement options that may be permitted.

         2.3 Option to Purchase. The Company shall not sell, surrender, or transfer ownership of the Policy while this Agreement is in effect without first giving the Executive or the Executive's transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Company to terminate this Agreement.


                                                             Page 18 of 36 Pages

Monterey Bay Bank Split Dollar Agreement




         2.4 Regulatory Restrictions. The following provisions shall apply to the benefits to be provided to Executive under this Agreement, provided that, as set forth in subsections (b), (c), and (d) below, Executive's vested benefits under this Agreement shall not be affected by the provisions of such subsections.

     (a) If Executive is suspended from office and / or temporarily prohibited from participating in the conduct of the Company's affairs by a notice served under Section 8(e)(3) or 8(g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1818(e)(3) or (g)(1); the Companies' obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion (i) pay Executive all or part of any payments under this Agreement that were withheld while their contract obligations were suspended and (ii) reinstate (in whole or in part) any of the obligations which were suspended.

     (b) If  Executive  is  removed  and  /  or  permanently   prohibited   from
         participating in the conduct of the Company's affairs by an order issued under Section 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1818(e)(4) or (g)(1), all obligations of the Companies under this contract shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (c) If the Company is in default as defined in Section 3(x)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1813(x)(1) all obligations of the Companies under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

     (d) All obligations of the Company under this Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the institution,
         (i) by the Director of the OTS (or his designee) or the FDIC, at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Company under the authority contained in Section 13(c) of the Federal Deposit Insurance Act, 12 U.S.C.ss.1823(c); or (ii) by the Director of the OTS (or his designee) at the time the Director (or his designee) approves a supervisory merger to resolve problems related to the operations of the Company or when the Company is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

     (e) Any payments made to Executive pursuant to this Agreement are subject to and conditioned upon compliance with 12 U.S.C. ss.1828(k), 12 C.F.R. ss.545.121, FDIC regulation 12 CFR Part 359, Golden Parachute and Indemnification Payments, and any rules and regulations promulgated thereunder.



                                                             Page 19 of 36 Pages

Monterey Bay Bank Split Dollar Agreement




                                    Article 3
                                    Premiums

         3.1 Premium Payment. The Company shall pay any premiums due on the Policy.

         3.2 Economic Benefit. The Company shall determine the economic benefit attributable to the Executive based on the amount of the current term rate for the Executive's age multiplied by the aggregate death benefit payable to the Executive's beneficiary. The "current term rate" is the minimum amount required to be imputed under IRS Notice 2002-59, or any subsequent applicable authority. The Company shall perform all tax information reporting required by federal, state, and local taxation authorities in conjunction with reporting the economic benefit described in this Section 3.2 as additional taxable income of Executive.


                                    Article 4
                                   Assignment

       The Executive may assign without consideration all of the Executive's interests in the Policy and Executive's rights under this Agreement to any person, entity, or trust. In the event the Executive transfers all of the Executive's interest in the Policy, then all of the Executive's interest in the Policy and rights under the Agreement shall be vested in the Executive's transferee, who shall be substituted as a party hereunder, and the Executive shall have no further interest in the Policy or rights under this Agreement, but the Executive shall not be relieved of any obligations hereunder.


                                    Article 5
                                     Insurer

       The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits, and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.


                                                             Page 20 of 36 Pages

Monterey Bay Bank Split Dollar Agreement



                                    Article 6
                           Claims and Review Procedure

       6.1 Claims Procedure. An Executive or beneficiary ("Claimant") who has not received benefits under this Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

              6.1.1 Initiation - Written Claim. The Claimant initiates a claim by submitting to the Company a written claim for the benefits.

              6.1.2 Timing of Company Response. The Company shall respond to such claimant within a 90-day period after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

              6.1.3 Notice of Decision. If the Company denies all or any part of the claim, the Company shall notify the Claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

              (a)   The specific reasons for the denial,

              (b) A reference to the specific provisions of this Agreement on which the denial is based;

              (c) A description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed;

              (d) An explanation of this Agreement's review procedures and the time limits applicable to such procedures; and

              (e) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.


                                                             Page 21 of 36 Pages

Monterey Bay Bank Split Dollar Agreement



         6.2 Review Procedure. If the Company denies all or any part of the claim, the Claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

              6.2.1 Initiation - Written Request. To initiate the review, the Claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

              6.2.2 Additional Submissions - Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records, and other information relating to the claim. The Company shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits.

              6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

              6.2.4 Timing of Company Response. The Company shall respond in writing to such Claimant within a 60-day period after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the Claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

              6.2.5 Notice of Decision. The Company shall notify the Claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

              (a)   The specific reasons for the denial;

              (b) A reference to the specific provisions of this Agreement on which the denial is based;

              (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant's claim for benefits; and

              (d) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a).


                                                             Page 22 of 36 Pages

Monterey Bay Bank Split Dollar Agreement



                                    Article 7
                            Amendment and Termination

       This Agreement may be amended or terminated only by a written agreement signed by the Company, the Parent Company, and the Executive; however, this Agreement will automatically terminate if no further benefit is payable to the Executive or any Beneficiary due to the Executive's Termination for Cause, or in the event the Insurer refuses to pay the Policy according to the terms of the Policy. If the Insurer refuses to pay the Policy following the death of the Executive and the Company receives no death benefit proceeds from the Policy following the death of the Executive, then Executive's Interest as defined in
Section 2.2 shall be zero.


                                    Article 8
                                  Miscellaneous

         8.1 Binding  Effect.  This  Agreement  shall bind the Executive and the
Companies,   and  their   beneficiaries,   survivors,   successors,   executors,
administrators, and transferees, and any Policy beneficiary.

         8.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of California, except to the extent preempted by the laws of the United States of America.

         8.4 Reorganization. In the event that the Parent Company or the Company shall merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another entity, then the Parent Company and the Company shall obtain the agreement of such succeeding or continuing entity to assume, honor, and discharge the obligations of the Companies under this Agreement. Upon the occurrence of such event, the terms "Company", "Parent Company", and "Companies" as used in this Agreement shall be deemed to refer to the successor or survivor entity or entities.

         8.5 Notice. Any notice, consent, or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent, or demand.

                                                             Page 23 of 36 Pages

Monterey Bay Bank Split Dollar Agreement

         8.6 Entire Agreement. This Agreement constitutes the entire agreement between the Companies and the Executive as to the subject matter hereof. However, this Agreement is in addition to, and shall not supercede or nullify any of, Executive's Employment Agreement with the Parent Company and the Company dated May 1, 2002, the Salary Continuation Agreement of even date herewith, and the Executive Bonus Agreement of even date herewith. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

         8.7 Parent Company Guarantee. The Parent Company unconditionally guarantees the performance of the Company in regards to its obligations under this Agreement. If amounts or benefits due from the Company to the Executive or his beneficiary are not timely paid or provided by the Company, such amounts and benefits shall be paid or provided by the Parent Company.

         8.8 Administration. The Company shall have full power, authority, and discretion to administer this Agreement, including, but not limited to, the full power, authority, and discretion to:

            (a)   Interpret the provisions of this Agreement;

            (b)   Hear and decide any and all claims made under this Agreement;

            (c) Establish and revise the method of accounting for this Agreement;

            (d)   Maintain a record of benefit payments; and

            (e) Establish rules and prescribe any forms necessary or desirable to administer this Agreement.

         8.9 Tax Withholding. The Company shall withhold and pay to the applicable tax authorities (and the benefits payable shall be reduced by) any taxes that are required to be withheld from the benefits provided under this Agreement.


                                                             Page 24 of 36 Pages

Monterey Bay Bank Split Dollar Agreement




         8.10 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities including the employment of advisors and the delegation of ministerial duties to qualified individuals.



         IN WITNESS WHEREOF, the Executive, the Parent Company, and the Company have signed this Agreement.



EXECUTIVE                                     MONTEREY BAY BANK




--------------------------------------        ----------------------------------
*                                             McKenzie Moss
                                              Chairman of the Board of Directors



WITNESS                                       MONTEREY BAY BANCORP, INC.




--------------------------------------        ----------------------------------
Mary Anne Carson                              McKenzie Moss
                                              Chairman of the Board of Directors


                                                             Page 25 of 36 Pages

      FPRM OF SPLIT DOLLAR POLICY ENDORSEMENT (various insurance companies)
                    MONTEREY BAY BANK SPLIT DOLLAR AGREEMENT

Insurer:                                                             Insured:  *
Policy Number:                                         Owner:  Monterey Bay Bank

       Pursuant to the terms of the MONTEREY BAY BANK SPLIT DOLLAR AGREEMENT dated January 1, 2003, the undersigned Owner requests that the above-referenced policy issued by the above named Insurer provide for the following beneficiary designation and limited contract ownership rights to the Insured:

       1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

       2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

--------------------------------------------------------------------------------
           PRIMARY BENEFICIARY, RELATIONSHIP / SOCIAL SECURITY NUMBER

--------------------------------------------------------------------------------
          CONTINGENT BENEFICIARY, RELATIONSHIP / SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

       3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

       4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Watsonville, California this 19th day of December, 2002.

INSURED                                       OWNER / MONTEREY BAY BANK



-------------------------------------         ----------------------------------
*                                             McKenzie Moss
                                              Chairman of the Board of Directors


                                                             Page 26 of 36 Pages

Monterey Bay Bank Split Dollar Agreement

                                MONTEREY BAY BANK
                        FORM OF EXECUTIVE BONUS AGREEMENT


         THIS AGREEMENT is adopted this first day of January, 2003, by and among Monterey Bay Bancorp, Inc. (the "Parent Company"), a corporation organized under the laws of the State of Delaware, located in Watsonville, California; Monterey Bay Bank (the "Company"), a federally chartered savings and loan association organized under the laws of the United States of America, located in Watsonville, California; and * (the "Executive").


                                  INTRODUCTION

         The Company is willing to provide bonus compensation to the Executive and the Parent Company is willing to guarantee the performance of the Company in providing such bonus compensation to the Executive in recognition of Executive's importance to the success of the Company.

         This Agreement provides for Executive to be 100% vested in his right to receive bonus compensation as of the proper execution of this Agreement. Executive's right to receive bonus compensation is forfeitable only in the event of specific limited circumstances as defined and described herein.

         The Company will pay the bonus compensation from its general assets. Nothing in this Agreement is intended to provide Executive with any lien, claim, or encumbrance upon any specific Company assets, revenues, or cash flows. In regards to benefits receivable under this Agreement, Executive is intended to be a general creditor of the Company.


                                    AGREEMENT

         The Parent Company and the Company (collectively the "Companies") and the Executive agree as follows:


                                                             Page 27 of 36 Pages
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Monterey Bay Bank Executive Bonus Agreement




                                    Article 1
                                   Definitions

       Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

         1.1 "Bonus Award" means only the bonus compensation paid to the Executive or on behalf of the Executive pursuant to this Agreement for a Plan Year and does not include any salary or any other compensation or benefit.

         1.2 "Plan Year" means the calendar year.

         1.3  "Termination   for  Cause"  means  the  Company   terminating  the
Executive's employment for any one or more of the following reasons:

            (a) Gross negligence or gross neglect of duties to the Company in connection with the Executive's employment that has a material adverse effect on the Company; or

            (b)   Conviction of a criminal felony; or

            (c) Any breach of fiduciary duty to the Company involving personal profit; or

            (d) Fraud, disloyalty, dishonesty, or willful violation of any law or significant Company policy committed in connection with the Executive's employment that has a material adverse effect on the Company.

                                                             Page 28 of 36 Pages
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Monterey Bay Bank Executive Bonus Agreement





                                    Article 2
                           Bonus Award / Restrictions

         2.1 Bonus Award. The Company shall pay the Executive or his Beneficiary a Bonus Award for each Plan Year until the Plan Year that commences following the date of the Executive's death. The amount of the Bonus Award shall be equal to the amount calculated under paragraph (a) less the amount calculated under paragraph (b), below:

     (a) The Executive's economic benefit under a separate Split Dollar Agreement among the Executive and the Companies of even date herewith (the "Split Dollar Agreement"), as determined by the Company pursuant to Section 3.2 of the Split Dollar Agreement, divided by one minus the Company's combined marginal statutory (as differentiated from effective) federal and state income tax rate, as estimated by the Company for each such Plan Year.

         LESS

     (b) The Executive's economic benefit under a separate Split Dollar Agreement among the Executive and the Companies of even date herewith, as determined by the Company pursuant to Section 3.2 of the Split Dollar Agreement.

Example

     Assumptions:

     Amount of Executive's economic benefit:  $6,000.00
     Company's combined marginal statutory federal and state income tax rate: 40.0%

     Bonus Award Calculation:

     Bonus Award = (($6,000 / (1-0.40)) - $6,000) = $4,000.00


                                                             Page 29 of 36 Pages
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Monterey Bay Bank Executive Bonus Agreement


         2.2 Payment of Bonus Award. Subject to Article 3, the Company shall pay the Bonus Award to the Executive or his Beneficiary for each Plan Year on or before December 31 of such Plan Year. The Company shall continue to pay the Bonus Award to the Executive or his Beneficiary each Plan Year, including each Plan Year following the termination of the Executive's employment with the Company, until the Plan Year that commences following the date of the Executive's death; provided, however, upon the Executive's Termination for Cause or if this Agreement is otherwise terminated pursuant to Article 3 herein, the Bonus Award shall cease.

         2.3 Regulatory Restrictions. The following provisions shall apply to the benefits to be provided to Executive under this Agreement, provided that, as set forth in subsections (b), (c), and (d) below, Executive's vested benefits under this Agreement shall not be affected by the provisions of such subsections.

     (a) If Executive is suspended from office and / or temporarily prohibited from participating in the conduct of the Company's affairs by a notice served under Section 8(e)(3) or 8(g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1818(e)(3) or (g)(1); the Companies' obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion (i) pay Executive all or part of any payments under this Agreement that were withheld while their contract obligations were suspended and (ii) reinstate (in whole or in part) any of the obligations which were suspended.

     (b) If  Executive  is  removed  and  /  or  permanently   prohibited   from
         participating in the conduct of the Company's affairs by an order issued under Section 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1818(e)(4) or (g)(1), all obligations of the Companies under this contract shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (c) If the Company is in default as defined in Section 3(x)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1813(x)(1) all obligations of the Companies under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

                                                             Page 30 of 36 Pages
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Monterey Bay Bank Executive Bonus Agreement




     (d) All obligations of the Company under this Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the institution,
         (i) by the Director of the OTS (or his designee) or the FDIC, at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Company under the authority contained in Section 13(c) of the Federal Deposit Insurance Act, 12 U.S.C.ss.1823(c); or (ii) by the Director of the OTS (or his designee) at the time the Director (or his designee) approves a supervisory merger to resolve problems related to the operations of the Company or when the Company is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

     (e) Any payments made to Executive pursuant to this Agreement are subject to and conditioned upon compliance with 12 U.S.C. ss.1828(k), 12 C.F.R. ss.545.121, FDIC regulation 12 CFR Part 359, Golden Parachute and Indemnification Payments, and any rules and regulations promulgated thereunder.


                                    Article 3
                            Amendment and Termination

         This Agreement may be amended or terminated only by a written agreement signed by the Company, the Parent Company, and the Executive; however, this Agreement will automatically terminate if no further benefit is payable to the Executive or any Beneficiary due to the Executive's Termination for Cause or upon termination of the Split Dollar Agreement executed on even date herewith pursuant to its terms.


                                    Article 4
                            Parent Company Guarantee

         The Parent Company unconditionally guarantees the performance of the Company in regards to its obligations under this Agreement. If amounts or benefits due from the Company to the Executive or his beneficiary are not timely paid or provided by the Company, such amounts and benefits shall be paid or provided by the Parent Company.

                                                             Page 31 of 36 Pages
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Monterey Bay Bank Executive Bonus Agreement




                                    Article 5
                           Claims and Review Procedure

       5.1 Claims Procedure. An Executive or beneficiary ("Claimant") who has not received benefits under this Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

              5.1.1 Initiation - Written Claim. The Claimant initiates a claim by submitting to the Company a written claim for the benefits.

              5.1.2 Timing of Company Response. The Company shall respond to such Claimant within a 90-day period after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the Claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

              5.1.3 Notice of Decision. If the Company denies all or any part of the claim, the Company shall notify the Claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

              (a)   The specific reasons for the denial;

              (b) A reference to the specific provisions of this Agreement on which the denial is based;

              (c) A description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed;

              (d) An explanation of this Agreement's review procedures and the time limits applicable to such procedures; and

              (e) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

                                                             Page 32 of 36 Pages
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Monterey Bay Bank Executive Bonus Agreement




         5.2 Review Procedure. If the Company denies all or any part of the claim, the Claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

                  5.2.1 Initiation - Written Request. To initiate the review, the Claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

                  5.2.2 Additional Submissions - Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records, and other information relating to the claim. The Company shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant's claim for benefits.

                  5.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

                  5.2.4 Timing of Company Response. The Company shall respond in writing to such Claimant within a 60-day period after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the Claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                  5.2.5 Notice of Decision. The Company shall notify the Claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                  (a) The specific reasons for the denial;

                  (b) A reference to the specific  provisions of this  Agreement on which the denial is based;

                  (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant's claim for benefits; and

                  (d) A  statement  of the  Claimant's  right  to  bring a civil action under ERISA Section 502(a).

                                                             Page 33 of 36 Pages
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Monterey Bay Bank Executive Bonus Agreement




                                    Article 6
                                  Miscellaneous

         6.1 Binding Effect. This Agreement shall bind the Executive and the Companies and their beneficiaries, survivors, executors, successors, assigns, administrators, and transferees.

         6.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         6.3 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of California, except to the extent preempted by the laws of the United States of America.

         6.4 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

         6.5 Tax Withholding. The Company shall withhold and pay to the applicable tax authorities (and the benefits payable shall be reduced by) any taxes that are required to be withheld from the Bonus Award under this Agreement.

         6.6 Reorganization. In the event that the Parent Company or the Company shall merge or consolidate into or with another entity, or reorganize, or sell substantially all of its assets to another entity, then the Parent Company and the Company shall obtain the agreement of such succeeding or continuing entity to assume and discharge the obligations of the Companies under this Agreement. Upon occurrence of such event, the terms "Company", "Parent Company", and "Companies" as used in this Agreement shall be deemed to refer to the successor or survivor entity or entities.

                                                             Page 34 of 36 Pages
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Monterey Bay Bank Executive Bonus Agreement




         6.7 Entire Agreement. This Agreement constitutes the entire agreement between the Companies and the Executive as to the subject matter hereof. However, this Agreement is in addition to, and shall not supercede or nullify any of, Executive's Employment Agreement with the Parent Company and the Company dated May 1, 2002, the Salary Continuation Agreement of even date herewith, and the Split Dollar Agreement of even date herewith. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

         6.8 Facility of Payment. If the Executive is declared to be incompetent, or incapable of handling the disposition of his or her property, the Company may pay such benefit to the duly appointed guardian, legal representative, or person having the care or custody of the Executive. The Company may require proof of incompetence, minority, or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

         6.9 Administration. The Company shall have full power, authority, and discretion to administer this Agreement, including but not limited to, the full power, authority, and discretion to:

            (a)   Interpret the provisions of this Agreement;

            (b)   Hear and decide any and all claims made under this Agreement;

            (c) Establish and revise the method of accounting for this Agreement;

            (d)   Maintain a record of Bonus Award payments; and

            (e) Establish rules and prescribe any forms necessary or desirable to administer this Agreement.

         6.10 Tax Withholding. The Company shall withhold and pay to the applicable tax authorities (and the benefits payable shall be reduced by) any taxes that are required to be withheld from the benefits provided under this Agreement.

                                                             Page 35 of 36 Pages
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Monterey Bay Bank Executive Bonus Agreement




         6.11 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operational responsibilities including the employment of advisors and the delegation of ministerial duties to qualified individuals.


         IN WITNESS WHEREOF, the Executive, the Parent Company, and the Company have signed this Agreement.


EXECUTIVE                                    MONTEREY BAY BANK




----------------------------------------     -----------------------------------
*                                            McKenzie Moss
                                             Chairman of the Board of Directors



WITNESS                                      MONTEREY BAY BANCORP, INC.




----------------------------------------     -----------------------------------
Mary Anne Carson                             McKenzie Moss
                                             Chairman of the Board of Directors


--------------------------------------------------------------------------------

Footnotes:

* Executive Participants                                     C. Edward Holden              Mark R. Andino
                                                             Chief Executive Officer       Chief Financial Officer
                                                             President                     Treasurer

** Amount Of Salary Continuation Benefit                     $120,000                      $90,000

*** Amount Of Death Benefit, Disability Benefit              $1,521,568                    $1,141,175



                                                             Page 36 of 36 Pages